SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Act of 1934

January 26, 2016

(Date of Report)

MEDCAREERS GROUP, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	333-152444	26-1580812
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

758 E Bethel School Road, Coppell, Texas 75019

(Address of principal executive offices)

Registrant’s telephone number, including area code: (972) 393-5892

________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]     Written communications pursuant to Rule 425 under the Securities Act

[   ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[   ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[   ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Section 3 - Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities.

On January 26, 2016, pursuant to the rights available under the Articles of Incorporated, as amended from time to time, the Board of Directors of MedCareers, Inc. (the “Company”) authorized the issuance of 1,000 shares of to be designated Series B Preferred shares as payment incentive for continued employment to Timothy Armes, the Company’s Chief Executive Officer.  The issuance was confirmed by the shareholders of the Company, though no shareholder approval was required, on January 13, 2016. The issuance could not be deemed effective until a formal designation was accepted by the state of Nevada.  On April, 27, 2016, the designation of a series of Preferred A stock and a series B Preferred stock was stamped as accepted by the state of Nevada, upon which the issuance of 1,000 shares of Series B Preferred shares to Timothy Armes was deemed effective.

The Company relied upon an exemption from registration in accordance with Section 4(2) of the Securities Act of 1933.

Section 5 - Corporate Governance and Management

Item 5.01 Changes in Control of Registrant.

Upon the effectiveness of the issuance described under Item 3.02 on April 27, 2016, Timothy Armes became the controlling shareholder of the Company.  The entirety of the Series B Preferred Stock has a voting rights equal to 51% of the total voting rights at any given time.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 27, 2016, the Company filed a designation of 500,000 shares of Series A Preferred Stock and 1,000 shares of Series B Preferred Stock.

The Series A Preferred Stock have an automatic forced conversion upon the completion of the repurchase or extinguishing of all “toxic” debt, the extinguishing of all other existing dilutive debt or equity structures, and total recapitalization of the Company. For more information regarding the Series A Preferred Stock, please see Exhibit 3.1 Currently there are 330,000 Series A Preferred Shares issued.

The Series B Preferred have voting rights equal 51% of the total voting rights at any time.  There are no conversion rights granted holders of Series B Preferred shares.  For more information regarding the Series B Preferred Stock, please see Exhibit 3.1.  Currently, there are 1,000 shares issued and outstanding of the Series B Preferred Stock, held by Timothy Armes.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
3.1	Certificate of Change filed with the state of Nevada April 27, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 14, 2017

MEDCAREERS GROUP, INC.

By: /s/ Timothy Armes

Timothy Armes

Chief Executive Officer